Critical accounting judgements and key sources of estimation uncertainty	6 Months Ended
Jun. 30, 2026
Critical Accounting Judgements And Key Sources Of Estimation Uncertainty
Critical accounting judgements and key sources of estimation uncertainty

Note 3	Critical accounting judgements and key sources of estimation uncertainty
In applying the Group’s accounting policies, which are described in Note 2: Summary of significant accounting policies, management is required to make judgements (other than those involving estimations) that have a significant impact on the amounts recognized and to make estimates and assumptions about the carrying amounts of assets and liabilities that are not readily apparent from other sources.
The estimates and associated assumptions are based on historical experience and other factors that are considered to be relevant. Actual results may differ from these estimates. The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimate is revised if the revision affects only that period, or in the period of the revision and future periods if the revision affects both current and future periods.
Although it is difficult to predict future liquidity requirements, the Group believes that its existing cash and cash equivalents will be sufficient to fund its operations through at least 12 months after publication of this report. In addition, the restructuring project executed by management will further extend the cash runway. The company has not identified any event of default or material adverse change under the Pharmakon loan agreement as of June 30, 2026.

No additional key sources of estimation uncertainty that may have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year have been added to those reported as of December 31, 2025.